Exhibit 99.04
Southern Company
EPS Earnings Analysis
Three Months Ended June 2010

Cents	Description

0.04	Retail Sales

0.02	Retail Revenue Impacts

0.04	Weather

0.01	Non-Fuel Revenues

(0.07)	Non-Fuel O&M

0.01	Depreciation & Amortization

0.01	Interest Expense

0.01	Taxes

$0.07	Total Traditional Operating Companies

0.00	Southern Power

(0.03)	Parent and Other

(0.03)	Increase in Shares

$0.01	Total Change in QTD EPS

Notes
-	Information contained in this report is subject to audit and adjustments. Certain classifications may be different from final results published in the Form 10-Q.